UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

EyePoint Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 926-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EyePoint Pharmaceuticals, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on June 20, 2023 via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan (the “Plan”). A summary of the Plan is set forth in the Company’s 2023 Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”). That summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 21, 2023, the record date for the Annual Meeting, there were 34,301,926 shares of common stock of the Company (the “Common Stock”) issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 29,715,457 or 86.63%, were present in person via virtual communication or voted by proxy, which constituted a quorum. Each stockholder is entitled to one vote for each share held and cumulative voting for directors is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 1. Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote Type	Vote Results
Göran Ando, M.D.	For	25,523,018
	Withheld	183,203
	Broker Non-Votes	4,009,236
Nancy S. Lurker	For	25,578,006
	Withheld	128,215
	Broker Non-Votes	4,009,236
John B. Landis, Ph.D.	For	25,578,624
	Withheld	127,597
	Broker Non-Votes	4,009,236
David R. Guyer, M.D.	For	25,562,931
	Withheld	143,290
	Broker Non-Votes	4,009,236
Wendy F. DiCicco	For	25,570,654
	Withheld	135,567
	Broker Non-Votes	4,009,236
Ye Liu	For	25,576,789
	Withheld	129,432
	Broker Non-Votes	4,009,236
Anthony P. Adamis	For	25,568,829
	Withheld	137,392
	Broker Non-Votes	4,009,236
Karen Zaderej	For	25,632,878
	Withheld	73,343
	Broker Non-Votes	4,009,236

Proposal No. 2. 2023 Long-Term Incentive Plan

The Company’s stockholders approved the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan. The voting on this proposal is set forth below:

Vote Type	Vote Results
For	21,899,109
Against	3,738,891
Abstain	68,221
Non Votes	4,009,236

Proposal No. 3. Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote Type	Vote Results
For	25,419,375
Against	206,043
Abstain	80,803
Non Votes	4,009,236

Proposal No. 4. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting on this proposal is set forth below:

Vote Type	Vote Results
For	29,572,517
Against	138,031
Abstain	4,909
Non Votes	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date:	June 21, 2023	By:	/s/ George O. Elston
George O. Elston Chief Financial Officer